FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS	FINANCIAL INSTRUMENTS
Classification and Fair Value of Financial Instruments
The classification of financial instruments, as well as their carrying amounts, are as follows for the years ended:

	Amortized cost	Fair value through earnings	Derivatives used for hedging (fair value through OCI)
	$	$	$
December 31, 2020
Financial assets
Cash	16,467	—	—
Trade receivables	162,235	—	—
Supplier rebates and other receivables	4,627	—	—
Total financial assets	183,329	—	—
Financial liabilities
Accounts payable and accrued liabilities (1)	140,011	—	—
Interest rate swap agreements	—	—	4,025
Borrowings (2)	447,842	—	—
Non-controlling interest put options	—	15,758	—
Total financial liabilities	587,853	15,758	4,025

December 31, 2019
Financial assets
Cash	7,047	—	—
Trade receivables	133,177	—	—
Supplier rebates and other receivables	3,584	—	—
Total financial assets	143,808	—	—
Financial liabilities
Accounts payable and accrued liabilities (1)	115,501	—	—
Interest rate swap agreements	—	—	1,339
Borrowings (2)	464,054	—	—
Non-controlling interest put options	—	13,634	—
Total financial liabilities	579,555	13,634	1,339

(1)Excludes employee benefits and taxes payable
(2)Excludes lease liabilities
Total interest expense (calculated using the effective interest method) for financial assets or financial liabilities that are not at fair value through earnings are as follows for each of the years in the three-year period ended December 31, 2020:

	2020	2019	2018
	$	$	$
Interest expense calculated using the effective interest rate method	27,243	31,040	19,020

Hierarchy of financial instruments
The Company categorizes its financial instruments into a three-level fair value measurement hierarchy as follows:
Level 1: The fair value is determined directly by reference to unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2: The fair value is estimated using a valuation technique based on observable market data, either directly or indirectly.
Level 3: The fair value is estimated using a valuation technique based on unobservable data.
The Company ensures, to the extent possible, that its valuation techniques and assumptions incorporate all factors that market participants would consider in setting a price and are consistent with accepted economic methods for pricing financial instruments. There were no transfers between Level 1 and Level 2 in 2020 or 2019.
The carrying amounts of the following financial assets and liabilities are considered a reasonable approximation of fair value given their short maturity periods:
•cash
•trade receivables
•supplier rebates and other receivables
•accounts payable and accrued liabilities (excluding employee benefits and taxes payable)
Borrowings (Excluding Lease Liabilities)
The company's borrowings, other than the Senior Unsecured Notes discussed below, consist primarily of variable rate debt. The corresponding fair values are estimated using observable market interest rates of similar variable rate loans with similar risk and credit standing. Accordingly, the carrying amounts are considered to be a reasonable approximation of the fair values.
The fair value of the Company's Senior Unsecured Notes is based on the trading levels and bid/offer prices observed by a market participant. As of December 31, 2020 and 2019, the Senior Unsecured Notes had a carrying value, including unamortized debt issuance cost, of $246.2 million and $245.7 million, respectively, and a fair value of $265.4 million and $264.7 million, respectively.
As of December 31, 2020, and 2019, the Company categorizes its borrowings as Level 2 on the three-level fair value hierarchy.
Refer to Note 14 for additional information on borrowings.
Interest Rate Swap Agreements
The Company measures the fair value of its interest rate swap agreements using discounted cash flows. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of a reporting period) and contract interest rates, discounted as a rate that reflects the credit risk of various counterparties.
As of December 31, 2020 and 2019, the Company categorizes its interest rate swaps as Level 2 on the three-level fair value hierarchy.
Non-controlling interest put options
The Company is party to a shareholders’ agreement that contains put options, which provide each of the non-controlling interest shareholders of the Company's 55% controlling ownership stake in Capstone with the right to require the Company to purchase their retained interest at a variable purchase price following a five-year lock-in period following the date of acquisition. The agreed-upon purchase price is equal to the fair market valuation as determined through a future negotiation or, as needed, a valuation to be performed by an independent and qualified expert at the time of exercise. Finalization of the acquisition resulted in the initial recognition of $10.9 million in present obligations recorded in non-controlling interest put options, and a corresponding reduction of equity on the consolidated balance sheet as of December 31, 2018.
During the years ended December 31, 2020 and 2019, the fair market valuation of the obligation was reassessed by management resulting in a $2.5 million and $3.3 million increase in the liability, respectively, and a corresponding loss recorded in finance costs (income) in other (income) expense, net. As of December 31, 2020 and 2019, the amounts recorded on the consolidated balance sheets for this obligation are $15.8 million and $13.6 million, respectively.
The Company categorizes its non-controlling interest put options as Level 3 of the fair value hierarchy. The Company measures the fair value of its non-controlling interest put options by estimating the present value of future net cash inflows from earnings associated with the proportionate shares that are subject to sale to the Company pursuant to an exercise event. These estimations are intended to approximate the redemption value of the options as indicated in the shareholders’ agreement. The estimation as of December 31, 2020 was calculated using significant unobservable inputs including estimations of undiscounted future annual cash inflows ranging between approximately $1.5 million and $5.0 million. The estimation as of December 31, 2019 was calculated using significant unobservable inputs including estimations of undiscounted future annual cash inflows ranging from $2.0 million and $5.0 million. A discount rate of 11% was used, which the Company believes to be commensurate with the risks inherent in the ownership interest as of December 31, 2020 and 2019. The fair value of the liability is sensitive to changes in projected earnings and thereby, future cash inflows, and the discount rate applied to those future cash inflows, which could have resulted in a higher or lower fair value measurement.
A reconciliation of the carrying amount of non-controlling interest put options follows for the years ended December 31, 2020 and 2019:

Non-controlling interest put options
$
Balance as of December 31, 2018	10,499
Foreign exchange	(204)
Valuation adjustment made to non-controlling interest put options	3,339
Balance as of December 31, 2019	13,634
Foreign exchange	(346)
Valuation adjustment made to non-controlling interest put options	2,470
Balance as of December 31, 2020	15,758
Contingent Consideration
In connection with the Nortech Acquisition, the Company may be required to pay additional consideration to the former owners of Nortech contingent upon the achievement of certain designated financial metrics following a measurement period as specified in the asset purchase agreement.

The Company categorizes this contingent consideration as Level 3 of the fair value hierarchy, meaning that the fair value is estimated using a valuation technique based on unobservable market data. The Company measures the fair value of its contingent consideration by estimating the present value of probable future net cash outflows from the settlement of the earnout related provisions contained within the asset purchase agreement. These provisions require the Company to pay up to $12.0 million to the former owners of Nortech should the acquired assets generate in excess of certain profit thresholds as defined in the asset purchase agreement, measured over the two-year period following the date of acquisition.

As of the date of the Nortech Acquisition, management deemed it probable that the entire amount of contingent consideration would be paid after the two-year anniversary of the acquisition date, and therefore recorded a $10.8 million financial liability in the opening balance sheet for Nortech, representing the discounted net present value of the $12.0 million potential obligation.

During the second quarter of 2020, however, management concluded that any payment toward this obligation was no longer probable due to the impact of, and macroeconomic events resulting from, COVID-19 and the continued uncertainty surrounding the pandemic. As a result, the Company recorded an adjustment to the related liability in the amount of $11.0 million, with an off-setting gain (net of accretion expense) recorded in finance costs (income) in other (income) expense, net. As of December 31, 2020, management continues to believe that any amount of payment toward this obligation is not probable for the same reasons and, therefore, the Company continues to estimate the fair value of the obligation to be nil. The fair value of the contingent consideration will continue to be reassessed at each reporting date with any changes to be recognized in earnings in finance costs (income) in other (income) expense, net.

The fair value estimations as of the date of the acquisition and as of December 31, 2020 were calculated using significant unobservable inputs including estimations of undiscounted future net cash flows (as measured according to the asset purchase agreement) to be generated by Nortech, which management had previously estimated as of the date of the acquisition to be in excess of $12.5 million over the two-year period following the date of acquisition, but now estimates as of December 31, 2020 to be less than $11.8 million, which represents the minimum threshold for the additional consideration payment according to the asset purchase agreement. A discount rate of 5.38% was used in estimating the net present value of the estimated future cash outflows which represents the Company's estimated incremental borrowing rate as of the date of acquisition and through the date of maturity of the obligation. The fair value of the liability is sensitive to changes in projected profits and thereby, future cash outflows, and the discount rate applied to those future cash outflows, which could have resulted in a higher or lower fair value measurement.
A reconciliation of the carrying amount of contingent consideration follows for the year ended December 31, 2020:

Contingent Consideration
$
Balance as of December 31, 2019	—
Contingent consideration recorded as a result of the Nortech Acquisition	10,806
Increases resulting from net present value discounting	199
Fair value adjustment recorded in finance costs (income)	(11,005)
Balance as of December 31, 2020	—
Refer to Note 19 for more information regarding business acquisitions.
Exchange Risk
The Company’s consolidated financial statements are expressed in US dollars while a portion of its business is conducted in other currencies. Changes in the exchange rates for such currencies into US dollars can increase or decrease revenues, operating profit, earnings and the carrying values of assets and liabilities.
The following table details the Company’s sensitivity to a 10% strengthening of other currencies against the US dollar, and the related impact on finance costs (income) - other (income) expense, net. For a 10% weakening of the other currencies against the US dollar, there would be an equal and opposite impact on finance costs (income) - other (income) expense, net.
The estimated increase (decrease) to finance cost (income) - other (income) expense, net from financial assets and financial liabilities resulting from a 10% strengthening of other currencies against the US dollar, everything else being equal, would be as follows as of December 31:

	2020	2019
	USD$	USD$
Canadian dollar	(3,786)	482
Euro	(125)	(110)
Indian Rupee	(2,525)	(1,089)
	(6,436)	(717)
The Company's primary strategy to minimize its risk of foreign currency exposure is to ensure that the Financial Risk Management Committee:
•monitors the Company's exposures and cash flows, taking into account the large extent of naturally offsetting exposures,
•considers the Company's ability to adjust its selling prices due to foreign currency movements and other market conditions, and
•considers borrowing under available debt facilities in the most advantageous manner, after considering interest rates, foreign currency exposures, expected cash flows and other factors.
Hedge of net investment in foreign operations
A foreign currency exposure arises from the Parent Company’s net investment in its USD functional currency subsidiary, IPG (US) Holdings Inc. The risk arises from the fluctuations in the USD and CDN current exchange rate, which causes the amount of the net investment in IPG (US) Holdings Inc. to vary.
In 2018, the Parent Company completed the private placement of its USD denominated Senior Unsecured Notes which resulted in additional equity investments in IPG (US) Holdings Inc. The Senior Unsecured Notes are being used to hedge the Company’s exposure to the USD foreign exchange risk on this investment.
Gains or losses on the retranslation of this borrowing are transferred to OCI to offset any gains or losses on translation of the net investment in the subsidiary. The Senior Unsecured Notes are included as a liability in the borrowings line on the consolidated balance sheets.
There is an economic relationship between the hedged item and the hedging instrument as the net investment creates a translation risk that will match the foreign exchange risk on the USD borrowing designated as the hedging instrument. The Company has established a hedge ratio of 1:1 as the underlying risk of the hedging instrument is identical to the hedge risk component. Hedge ineffectiveness will arise when the amount of the investment in the foreign subsidiary becomes lower than the outstanding amount of the Senior Unsecured Notes. Hedge ineffectiveness is recorded in finance costs (income) in other (income) expense, net. To assess hedge effectiveness, the Parent Company determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the Senior Unsecured Notes that is attributable to a change in the current exchange rate, with changes in the investment in the foreign operation that are attributable to a change in the current exchange rate.

The changes in value related to the Senior Unsecured Notes designated as a hedging instrument, in the hedge of a net investment, are as follows for the years ended December 31:

	2020	2019
	$	$
Gain from change in value of the Senior Unsecured Notes used for calculating hedge ineffectiveness	6,488	11,214
Gain from Senior Unsecured Notes recognized in OCI	6,488	10,280
Gain from hedge ineffectiveness recognized in earnings in finance costs (income) in other (income) expense, net	—	911
Foreign exchange gains recognized in cumulative translation adjustments in the statement of changes in equity	—	23
Deferred tax expense on change in value of the Senior Unsecured Notes recognized in OCI	(764)	(45)

The notional and carrying amounts of the Senior Unsecured Notes are as follows as of:

	December 31, 2020	December 31, 2019
	$	$
Notional Amount	250,000	250,000
Carrying Amount	246,236	245,681

The amounts related to the net investment in IPG (US) Holdings, Inc., designated as the hedged item in the hedge of a net investment, are as follows for the years ended December 31:

	2020	2019
	$	$
Loss from change in value of IPG (US) Holdings, Inc. used for calculating hedge ineffectiveness	(6,488)	(10,280)
The cumulative amounts included in the foreign currency translation reserve related to the net investment in IPG (US) Holdings, Inc., designated as the hedged item in the hedge of a net investment, is as follows as of:

	December 31, 2020	December 31, 2019
	$	$
Cumulative gain included in foreign currency translation reserve in OCI	7,347	859

Interest Rate Risk
The Company is exposed to a risk of change in cash flows due to the fluctuations in interest rates applicable on its variable rate borrowings. The Company’s overall risk management objective is to minimize the long-term cost of debt, taking into account short-term and long-term earnings and cash flow volatility. The Company’s primary strategy to minimize exposure associated with variable rate borrowings is to ensure the Financial Risk Management Committee monitors the Company’s amount of variable rate borrowings, taking into account the current and expected interest rate environment, the Company’s leverage and sensitivity to earnings and cash flows due to changes in interest rates. The Company’s risk management objective at this time is to mitigate the variability in 30-day LIBOR based cash flows. To help accomplish this objective, the Company enters into interest rate swap agreements.
The Company was party to the following interest rate swap agreements which are qualifying cash flow hedges designated as hedging instruments as of December 31, 2020 and 2019:

Effective Date	Maturity	Notional amount $	Settlement	Fixed interest rate paid %
June 8, 2017	June 20, 2022	40,000	Monthly	1.79
August 20, 2018	August 18, 2023	60,000	Monthly	2.045
Additionally, on November 18, 2019 an interest rate swap agreement with a notional amount of $40.0 million and fixed interest rate of 1.61%, which was considered a non-qualifying cash flow hedge, matured and was settled in full and on December 12, 2019, and an interest rate swap agreement with a notional amount of CDN $36.0 million and fixed interest rate of 1.6825%, which was considered a qualifying cash flow hedge, matured and was also settled in full.
The interest rate swap agreements involve the exchange of periodic payments excluding the notional principal amount upon which the payments are based. If the underlying interest rate swap agreement is a qualifying cash flow hedge, these payments are recorded as an adjustment of interest expense on the hedged debt instruments and the related amount payable to or receivable from counterparties is included as an adjustment to accrued interest. Cash payments related to non-qualifying cash flow hedges are recorded as a reduction of the fair value of the corresponding interest rate swap agreement recognized in the balance sheet, which indirectly impacts the change in fair value recorded in earnings.
There is an economic relationship between the hedged item and the hedging instrument as the terms of the interest rate swap match the terms of the corresponding variable rate borrowing and it is expected that the value of the interest rate swap contracts and the value of the corresponding hedged items will systematically change in the opposite direction in response to movements in the underlying interest rates. The Company has established a hedge ratio of 1:1 for the hedging relationships as the underlying risk of the interest rate swap is identical to the hedged risk component. The main source of hedge ineffectiveness which could exist in these hedge relationships is the effect of the counterparty and the Company’s own credit risk on the fair value of the interest rate swap contracts, which is not reflected in the fair value of the hedged item attributable to the change in interest rates.
The Company elects to use the hypothetical derivative methodology to measure the ineffectiveness of its hedging relationships in a given reporting period to be recorded in earnings. Under the hypothetical derivative method, the actual interest rate swaps would be recorded at fair value on the balance sheet, and accumulated OCI would be adjusted to a balance that reflects the lesser of either the cumulative change in the fair value of the actual interest rate swaps or the cumulative change in the fair value of the hypothetical derivatives. The determination of the fair values of both the hypothetical derivative and the actual interest rate swaps will use discounted cash flows based on the relevant interest rate swap curves. The amount of ineffectiveness, if any, recorded in earnings in finance costs (income) in other (income) expense, net, would be equal to the excess of the cumulative change in the fair value of the actual interest rate swaps over the cumulative change in the fair value of the hypothetical derivatives. Amounts previously included as part of OCI are transferred to earnings in the period during which the hedged item impacts net earnings.
The following table summarizes activity related to interest rate swap agreements designated as hedging instruments for the years ended December 31:

	2020	2019
	$	$
Loss from change in fair value of the interest rate swap agreements designated as hedging instruments recognized in OCI (1)	(2,685)	(3,416)
Deferred tax benefit on change in fair value of the interest rate swap agreements designated as hedging instruments recognized in OCI	658	359
Amounts reclassified from cash flow hedging reserve to earnings (2)	—	(503)

(1)The hedging loss recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness. There is no ineffectiveness recognized in earnings.
(2)Reclassification of unrealized gains from OCI as a result of discontinuation of hedge accounting for certain interest rate swap agreements that matured and were settled in full in 2019.

The following table summarizes balances related to interest rate swap agreements designated as hedging instruments as of:

	December 31, 2020	December 31, 2019
	$	$
Carrying amount included in other liabilities	4,025	1,339
Cumulative loss in cash flow hedge reserve, included in OCI, for continuing hedges	(3,097)	(1,070)
As of December 31, 2020, and 2019, the impact on the Company’s finance costs in interest expense from a 1.0% increase in interest rates, assuming all other variables remained equal, would be an increase of approximately $1.0 million and $1.2 million, respectively.

Interest Rate Benchmark Reform

The Company is exposed to the LIBOR interest rate benchmark, which is subject to interest rate benchmark reform as a result of its interest rate swap agreements (designated as hedging instruments) and its variable rate borrowings (the hedged item).

The Company is managing its LIBOR transition plan as a result of the interest rate benchmark reform. The Company expects the greatest change will be amendments to the contractual terms of the LIBOR-referenced variable rate borrowings and the associated interest rate swaps and the corresponding update of the hedge designation. However, the changed reference rate may also affect other systems, processes, risk and valuation models, and may have tax and accounting implications.

The Company has applied the following reliefs that were introduced by Interest Rate Benchmark Reform (Amendments to IFRS 9, IAS 39 and IFRS 7) in September 2019:
•When considering the ‘highly probable’ requirement, the Company has assumed that the LIBOR interest rate on which the Company’s hedged borrowings is based does not change as a result of LIBOR reform.
•In assessing whether the hedge is expected to be highly effective on a forward-looking basis, the Company has assumed that the LIBOR interest rate on which the cash flows of the hedged borrowings and the interest rate swap agreements that hedges it are based is not altered by LIBOR reform.

As a result, the Company will retain the cumulative gain or loss in the cash flow hedge reserve for designated cash flow hedges that are subject to interest rate benchmark reforms, even though there is uncertainty around the timing and amount of the cash flows of the hedged items. In the event the Company no longer expects the hedged future cash flows to occur due to reasons other than interest rate benchmark reform, the cumulative gain or loss will be immediately reclassified to profit or loss.

The Company will continue to apply Interest Rate Benchmark Reform (Amendments to IFRS 9, IAS 39 and IFRS 7) until there is no longer uncertainty around the timing and the amount of the underlying cash flows to which the Company is exposed. The Company has assumed that this uncertainty will not end until the Company’s contracts that reference LIBOR are amended to specify the date on which the interest rate benchmark will be replaced, the cash flows of the alternative benchmark rate, and the relevant spread adjustment.
Concentration and Credit Risk
Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract. Generally, the carrying amount reported on the Company’s consolidated balance sheet for its financial assets exposed to credit risk, net of any applicable provisions for losses, represents the maximum amount exposed to credit risk.
Financial assets that potentially subject the Company to credit risk consist primarily of cash, trade receivables and supplier rebate receivables and other receivables.
Cash
Credit risk associated with cash is substantially mitigated by ensuring that these financial assets are primarily placed with major financial institutions. The Company performs an ongoing review and evaluation of the possible changes in the status and creditworthiness of its counterparties.
Revenue and trade receivables
There was one customer as of December 31, 2020 and 2019 with sales that accounted for 11% and 7%, respectively, of the Company's total revenue for the years then ended. The Company's customer base is diverse and there were no other individual customers that accounted for more than 5% of the Company’s revenue. This one customer had trade receivables that accounted for 17% and 15% of the Company’s total trade receivables as of December 31, 2020 and 2019, respectively. These trade receivables were current as of December 31, 2020 and 2019, and the Company believes its credit risk with respect to this customer is limited due to the customer's strong financial condition, creditworthiness, payment history, and relationship with the Company. There were no other individual customers that accounted for more than 5% of the Company’s trade receivables as of December 31, 2020 and 2019, respectively. The Company believes its credit risk with respect to trade receivables overall is limited due to the Company’s credit evaluation process, reasonably short collection terms and the creditworthiness of its customers and credit insurance. The Company regularly monitors its credit risk exposures and takes steps to mitigate the likelihood of these exposures resulting in actual losses.
The following table presents an analysis of the age of trade receivables and related balance as of:

	December 31, 2020	December 31, 2019
	$	$
Current	138,798	115,853
Past due accounts not impaired
1 – 30 days past due	15,257	13,602
31 – 60 days past due	2,798	1,604
61 – 90 days past due	1,299	956
Over 90 days past due	4,083	1,162
	23,437	17,324
Allowance for expected credit loss	1,268	909
Gross accounts receivable	163,503	134,086
The Company’s allowance for expected credit loss reflects expected credit losses using a provision matrix model, supplemented by an allowance for individually impaired trade receivables. The provision matrix is based on the Company’s historic credit loss experience, adjusted for any change in risk of the trade receivable population based on credit monitoring indicators, and expectations of general economic conditions that might affect the collection of trade receivables. The provision matrix applies fixed provision rates depending on the number of days that a trade receivable is past due, with higher rates applied the longer a balance is past due. Trade receivables outstanding longer than the agreed upon payment terms are considered past due. The Company determines its allowance for individually impaired trade receivables by considering a number of factors, including notices of liquidation, information provided by credit monitoring services, the length of time trade receivables are past due, the customer’s current ability to pay its obligation to the Company, the customer’s history of paying balances when they are past due, historical results and the condition of the general economy and the industry as a whole. After considering the factors above, at December 31, 2020, the Company has determined there is no significant increase or decrease in its trade receivable credit risk since their initial recognition, including the impacts of COVID-19.
The Company writes off trade receivables when they are determined to be uncollectible and any payments subsequently received on such trade receivables are credited to the allowance for expected credit loss. Amounts are written-off based on the final results of bankruptcy or liquidation proceedings, as well as consideration of local statutes of limitations and other regulations permitting or requiring the write-off of trade receivables. Substantially all of the trade receivables written off during the year ended December 31, 2020 are still subject to enforcement activity.
The Company’s maximum exposure to credit risk at the end of the reporting period would be the gross accounts receivable balance shown in the table above. In general, the Company does not hold collateral with respect to its trade receivables.
The following table presents a continuity summary of the Company’s allowance for expected credit loss as of and for the years ended December 31:

	2020	2019
	$	$
Balance, beginning of year	909	659
Additions	545	357
Write-offs	(197)	(104)
Foreign exchange	11	(3)
Balance, end of year	1,268	909
Supplier rebates and other receivables
Credit risk associated with supplier rebates and other receivables is limited considering the amount is not material, the Company’s large size and diversified counterparties and geography.
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial liabilities and obligations as they become due. The Company is exposed to this risk mainly through its borrowings, finance lease liabilities, accounts payable and accrued liabilities and its option liabilities. The Company finances its operations through a combination of cash flows from operations and borrowings.
The Company's liquidity risk management process serves to maintain a sufficient amount of cash and to ensure that the Company has financing sources for a sufficient authorized amount. The Company establishes budgets, cash estimates and cash management policies to ensure it has the necessary funds to fulfill its obligations for the foreseeable future.
The following maturity analysis for financial liabilities is based on the remaining contractual maturities as of the balance sheet date. The amounts disclosed reflect the contractual undiscounted cash flows categorized by their earliest contractual maturity date on which the Company can be required to pay its obligation.
The maturity analysis for financial liabilities and finance lease liabilities is as follows for the years ended:

	Non-controlling interest put options	Borrowings (1)	Interest on borrowings (1)	Lease liabilities	Interest on Lease liabilities	Accounts payable and accrued liabilities (2)	Total
	$	$	$	$	$	$	$
December 31, 2020
Current maturity	—	19,131	22,813	7,088	2,303	140,011	191,346
2022	—	18,663	22,197	9,013	1,853	—	51,726
2023	—	163,025	19,224	6,473	1,424	—	190,146
2024	—	1,183	17,500	4,577	1,070	—	24,330
2025	—	817	17,500	3,869	817	—	23,003
2026 and thereafter	15,758	250,408	13,125	11,102	2,745	—	293,138
	15,758	453,227	112,359	42,122	10,212	140,011	773,689

	Non-controlling interest put options	Borrowings (1)	Interest on Borrowings (1)	Lease liabilities	Interest on Lease liabilities	Accounts payable and accrued liabilities (2)	Total
	$	$		$		$	$
December 31, 2019
Current maturity	—	20,235	25,861	6,084	2,586	115,501	170,267
2021	—	16,399	25,295	6,057	2,218	—	49,969
2022	—	18,050	24,770	8,271	1,793	—	52,884
2023	—	164,236	20,660	5,885	1,384	—	192,165
2024	—	550	17,792	4,082	1,044	—	23,468
2025 and thereafter	13,634	250,825	31,014	14,377	3,555	—	313,405
	13,634	470,295	145,392	44,756	12,580	115,501	802,158

(1)Excludes lease liabilities
(2)Excludes employee benefits and taxes payable
As of December 31, 2020, the Company had $16.5 million of cash and $392.2 million of loan availability (composed of committed funding of $384.5 million and uncommitted funding of $7.7 million), yielding total cash and loan availability of $408.7 million compared to total cash and loan availability of $406.0 million as of December 31, 2019.
Price Risk
The Company’s price risk arises from changes in its raw material prices. A significant portion of the Company’s major raw materials are by-products of crude oil and natural gas and as such, prices are significantly influenced by the fluctuating underlying energy markets. The Company’s objectives in managing its price risk are threefold: (i) to protect its financial result for the period from significant fluctuations in raw material costs, (ii) to anticipate, to the extent possible, and plan for significant changes in the raw material markets, and (iii) to ensure sufficient availability of raw material required to meet the Company’s manufacturing requirements. In order to manage its exposure to price risks, the Company closely monitors current and anticipated changes in market prices and develops pre-buying strategies and patterns and seeks to adjust its selling prices when market conditions permit. Historical results indicate management’s ability to rapidly identify fluctuations in raw material prices and, to the extent possible, incorporate such fluctuations in the Company’s selling prices.
As of December 31, 2020, all other parameters being equal, a hypothetical increase of 10% in the cost of raw materials, with no corresponding sales price adjustments, would result in an increase in cost of sales of $55.6 million ($56.2 million in 2019). A similar decrease of 10% will have the opposite impact.
Capital Management
The Company manages its capital to safeguard the Company’s ability to continue as a going concern, provide sufficient liquidity and flexibility to meet strategic objectives and growth and provide adequate return to its shareholders, while taking into consideration financial leverage and financial risk.
The capital structure of the Company consists of cash, borrowings and equity. A summary of the Company’s capital structure is as follows for the years ended:

	December 31, 2020	December 31, 2019
	$	$
Cash	16,467	7,047
Borrowings (excluding lease liabilities)	447,842	464,054
Total equity	316,682	272,228
The Company manages its capital structure in accordance with its expected business growth, operational objectives and underlying industry, market and economic conditions. Consequently, the Company will determine, from time to time, its capital requirements and will accordingly develop a plan to be presented and approved by its Board of Directors. The plan may include the repurchase of common shares, the issuance of shares, the payment of dividends and the issuance of new debt or the refinancing of existing debt.